Yuzo Toda Yuzo Toda Director, Senior Vice President Director, Senior Vice President FUJIFILM Corporation FUJIFILM Corporation March 31, 2015 March 31, 2015 Fujifilm Group Fujifilm Group Exhibit 99.1

1 1. About Fujifilm

Established
January 20, 1934
President & COO
President & COO
Shigehiro Nakajima
Shigehiro Nakajima
Consolidated Revenue
2,440 billions of yen
FY2014/3
2,480 billions of yen
FY2015/3 (rev. Plan)
Operating Income
FY2014/3
140.8 billions of yen
FY2015/3 (rev. Plan)
170 billions of yen
No. of Group
Companies
275
Japan
88,
Others
187
FY2014/12
No. of Employees
78,595
FY2014/3
Chairman & CEO
Shigetaka Komori
Shigetaka Komori

FUJIFILM
FUJI xerox
Others
11%
Global Services
14%
Production Services
14%
Office Printers
16%
Office products
45%
Document Solutions
1,132.5billion yen
(47%)
FY2013
Revenue
2,440billion yen
Photo Imaging
58%
Optical Device & Electronic Imaging Products
42%
Imaging Solutions
373.6billion yen
(15%)
Healthcare
41%
Information Solutions
933.9billion yen
(38%)
Graphic Systems
30%
FPD Materials
15%
Recording Media
5%
Industrial Products and others
9%

3

Imaging
Solutions
Imaging
Solutions
Information
Solutions
Information
Solutions
Document
Solutions
Document
Solutions
1988 Digital
Camera
1983 Computed
Radiography
FCR
1996 WV Film
1989 Digital Multi-Function
Copier/Printer
1958 TAC Film
1962 Copier
1965 PS Plate
1975 Color Copier
1959 Video Tape
1936 X-Ray Film
1934 Photographic film
Motion picture film
1948 Color Film
1996 Digital
Mini-Lab
1992 Digital Color Copier
1965 Data Storage
Media
1996 CTP Plate
1976 High-Speed Color
Negative Film
1950 1960 1970 1980 1990 2000
1993 High-speed Digital
Print
Publishing System
DocuTech
2004 Full Digital
Endoscope
Double
balloon
Endoscope
World’s First
1986 Quick Snap
2009 3D-
Digital
Camera
2006 Skin Care
Products
1948 Camera
1948 Recording Film
1934 Establishment
1962 Establishment of Fuji Xerox 2001 Fuji Xerox became a consolidated subsidiary

ZAO "FUJIFILM-RU"
FUJIFILM Middle East FZE
FUJIFILM Asia Pacific Pte. Ltd.
Fuji Xerox Asia Pacific Pte. Ltd.
FUJIFILM India
Private Limited
FUJIFILM (China) Investment Co., Ltd.
FUJIFILM Medical Systems (Shanghai) Co., Ltd.
Fuji Xerox (China) Limited
Fuji Xerox of Shanghai Limited
FUJIFILM Printing Plate (China) Co., Ltd.
FUJIFILM Imaging Systems (SUZHOU) Co., Ltd.
Fuji Xerox Eco-Manufacturing (Suzhou) Co., Ltd.
Fuji Xerox Australia Pty. Ltd.
FUJIFILM Holdings Australasia Pty Ltd.
Upstream Print Solutions Pty Ltd
FUJIFILM Danmark A/S
FUJIFILM Manufacturing Europe B.V.
FUJIFILM Europe GmbH
FUJIFILM Italia S.P.A.
FUJIFILM UK Ltd.
FUJIFILM Holdings France SAS
FUJIFILM Dimatix, Inc.
FUJIFILM Manufacturing
U.S.A., Inc.
FUJIFILM Canada Inc.
FUJIFILM Holdings America
Corporation
FUJIFILM North America
Corporation
FUJIFILM Medical
Systems U.S.A., Inc.
Fuji Xerox of
Shenzhen Ltd.
FUJIFILM do Brasil Ltda.
Global Operation
FUJIFILM Europe GmbH, Spanish branch
FUJIFILM Europe GmbH, Portuguese
branch
FUJIFILM Belgium NV
FUJIFILM Nordic AB
FUJIFILM dis Ticaret A.S.
FUJIFILM Ukraine
FUJIFILM Diosynth Biotechnologies UK
Limited
FUJIFILM Europe GmbH, Polish branch

6 2. Fujifilm’s Second Foundation 2. Fujifilm’s Second Foundation

0
20
40
60
80
100
93 94 95 96 97 98 99 0 1 2 3 4 5 6 7 8 9 10 11
93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09
Peak
Rapid Decline
10
(Index)
Index based on an aggregate demand of 100 in the year 2000
(FY)
Global Demand Trend of Color Film

Building
New Growth
Strategies
Further Motivate
Employees and
Enhance Skills
Implementing
Comprehensive
Structural Reforms
at All Management
Levels
Enhancing
Consolidated
Management

8 VISION75 Medium-term Management Plan VISION75 (FY2003)

Structural Reform of Imaging Solutions Segment
In order to continue to nurture the
culture of photography…
In order to continue to nurture the
culture of photography…
Rebuild the imaging business
to ensure stable earnings
Cumulative structural reform expenses: approx. 200 billion yen
Restructuring and consolidation of factory, photo processing labs,
R&D and sales function
Structural Reform

FUJIFILM

FUJIFILM
FUJIFILM
FUJIFILM Corporation
FUJI xerox
TOYAMA CHEMICAL
FUJIFILM

(Shared services company)
TOYAMA CHEMICAL
CO., LTD
100% 75%
66%
100%
FUJIFILM Holdings Corporation
Operating Company Operating Company Operating Company
FUJIFILM Business Expert
Shift to Holding Company Structure
October, 2006

Fujifilm’s Technologies in Four-quadrants
Can we stay competitive
in this area?
Do we have the
technology to be applied
in this area?
Is it a growing area?
Keys to Determine Priority Businesses
Existing Business New Business
New Growth Strategies

Healthcare
Healthcare
Optical Devices
Optical Devices
Highly Functional
Materials
Highly Functional
Materials
Document
Solutions
Document
Solutions
Graphic Arts
Systems
Graphic Arts
Systems
Digital
Imaging
Digital
Imaging
R&D
Investment
New Growth Strategies
Capital
Investment
M&A
Selectively Concentrating Management Resources
to Growing Business Fields

150
169 160
185
164
70
113
207
37
136
113 114
141
170
-42
1,383
2,408
2,512
2,567
2,527
2,667
2,783
2,847
2,434
2,182
2,217
2,195
2,215
2,440
2,480
11%
7%
6%
7%
7%
3%
4%
7%
2%
6%
5%
5%
6%
7%
-2%
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
Unit : Billion Yen
Total Total
sales sales
Operating Operating
profit profit
Operating Operating
profit % profit %
Forecast
FY2000 :  April 1st, 2000 to March 31st, 2001
Fiscal Fiscal
year year
Lehman Lehman
Brothers Brothers
Bankruptcy Bankruptcy
VISION75 VISION75 FUJI Xerox FUJI Xerox
Consolidated Consolidated
Sales and Profit

14 3. Fujifilm’s Healthcare Business

FUJIFILM

1934
foundation
1936
X ray FILM
wet
dry
1971
Endoscope
1980
manufacture on assignment of pharmaceutical intermediate
1981
Digital X-ray diagnostic imaging system (FCR)
1984
Blood diagnosis system (dry-chemistry analyzer)
1989
IMAGER
1999
PACS (SYNAPSE)
2006
Diagnostic nuclear medicine
2006
Ultrasound Systems
2006
Skin care products
2006
Supplement
2007
Direct Flat Panel Detector
2008
development and manufacturing of Pharmaceuticals
2010
Sales of Pharmaceuticals
2010
Regenerative medicine
2011
Biopharmaceutical CMO
2012
Biosimilar development and manufacturing
2012
Portable ultrasound systems
Business fields
Diagnosis
Prevention
Treatment

History of Healthcare Products & Services History of Healthcare Products & Services 15

FUJIFILM

Business Expansion

Business Expansion

ジェイス
自家培養表皮

ジャック

Diagnostics
Prevention
Treatment
Endoscopes
Low Molecular Drugs
Biopharmaceuticals
Comprehensive Healthcare Company
Comprehensive Healthcare Company
Functional
Cosmetics
Supplements
Fujifilm Diosynth
Biotechnologies
Kalon
Regenerative Medicine
Autologous
cultured
epidermis
Autologous
cultured
cartilage
Perseus Proteomics
X-Ray Imaging (FCR/DR/Film)
Radio Diagnostic
Medicines
Influenza
Detection
Ultrasound

FUJIFILM

Evolution of Technology

Supplements &
Functional Cosmetics
Medications
High permeability
High absorption
High efficacy
Low toxicity
Technology
Evolution
Regenerative
Medicine
Gel
structure
Formulation
New treatments
New drug
discovery
Nanonized
performance
material
Nanonized
drug
3D Tissue
Formation
Photo Film
Sensing
memory
display
Multilayer
film structure
Nanodispersion
RCP
: Recombinant peptide
Silver
halide
Nanodispersion
process control
Raw
material
Process
Control
Structural
Engineering
Structural
Engineering
High performance
material
High performance
material
High performance Engineering

17 Core technology applied to Treatment Core technology applied to Treatment

[redacted]
[redacted]
[redacted]
[redacted]
[redacted]
[redacted]
[redacted]
[redacted]
[redacted]
[redacted]
[redacted]
[redacted]
[redacted]
[redacted]
[redacted]

Regenerative medicine field
Biopharmaceuticals field
Low-molecular drugs field
Fields
2006
2006
2006
2008
2009
2009
2010
2010
2010
2014
2014
2011
2010
2013
2013
Fujifilm Fine Chemicals Co., Ltd. became a wholly owned subsidiary
Investment in Perseus Proteomics Inc.
Became a Fujifilm subsidiary
Aquired FUJIFILM RI Pharma Co., Ltd.
Acquired Toyama Chemical Co.
Entry into the Pharma Industry
Pharmaceutical Research Laboratories established
Pharmaceutical Products Division Established
Acquired Fujifilm Diosynth Biotechnologies
Invested in Japan Tissue Engineering Co., Ltd.
Became consolidated
subsidiary
FUJIFILM Pharma Co., Ltd. established
Established Fujifilm Kyowa Kirin Biologics
Established Regenerative Medicine
Business Development office
Established Regenerative Medicine
Laboratories
Acquired Kalon *1
*1 : Now FUJIFILM Diosynth Biotechnologies, LLC in Texas
History of Treatment Business
History of Treatment Business

Consolidated Subsidiary
Unconsolidated Affiliates (Equity-method affiliated companies)
Japan Tissue
Japan Tissue
Engineering
Engineering
Perseus Proteomics
Perseus Proteomics
FUJIFILM RI Pharma
FUJIFILM RI Pharma
FUJIFILM Diosynth FUJIFILM Diosynth
Biotechnologies Biotechnologies
Low-molecular
drugs
Regenerative
medicines
Biopharmaceuticals
FUJIFILM
FUJIFILM
Finechemicals
Finechemicals
Toyama Chemical
Toyama Chemical
FUJIFILM KYOWA
FUJIFILM KYOWA
KIRIN Biologics
KIRIN Biologics
FUJIFILM
FUJIFILM
Drug Discovery
Drug Discovery
Research Laboratory
Research Laboratory
FUJIFILM Pharma FUJIFILM Pharma
FUJIFILM Pharma
Manufacturing of raw materials
Development/Manufacture
of low-molecular drugs
Development/Sales of
pharmaceuticals
Technological
Resources
Technological
Technological
Resources
Resources
Development/Manufacture/Sales
of regenerative medical products
Discovery of antibody
medicines
Manufacture of
biopharmaceuticals
Development/Sales of
radiopharmaceuticals
Development/Manufacture
of biosimilars
Discovery of low-molecular/DDS drugs
Development of regenerative medical
materials
Development of FTD technologies
Manufacturing
technology
Precision material
designing
technology
Collagen
technology
Analysis/
assessment
imaging
technology
Quality control
Original nano-
technology
Summary of Treatment Business
Summary of Treatment Business

20 4. FUJIFILM’s Assets for Regenerative Medicine 4. FUJIFILM’s Assets for Regenerative Medicine

FUJIFILM

【Design of amino acid sequence】

human type I collagen

α1
α1
α2
Alpha 1 Chain is Selected.
(Because of Low Immunogenicity)
RGD Plays Important Role in Cell Adhesion.
α1 Chain
1
RGD
745
RGD
1093
1464
Fragments Include RGD are Spliced out from α1 Chain.
4 Types of Fragment are Combined.
Recombinant Peptide "RCP"
12 of RGD are Included
Trimerization
1
571 aa

21 Our Technology, Recombinant Peptide (RCP) Our Technology, Recombinant Peptide (RCP)

Gelatin (bovine)

[mV]
400.000
300.000
200.000
100.000
0.000
GPC
MW about 100K
Retention time (min.)

RCP

[mV]
1000.000
500.000
0.000
GPC
MW 50K
10.00
20.00
30.00
40.00
Retention time (min.)

RCP Manufacturing
RCP Manufacturing
Fermentation process
Purification process
Purification
Production
of RCP
Cultivation
RCP gene
Yeast
Molecular weight distribution
Batches of RCP produced in GMP production facility of FF’s subsidiary.

RCP Cell Adhesion Capability
RCP Cell Adhesion Capability
RCP
Bovine gelatin
1.0
2.0
0.01 0.1 1 10
Amount of coating
(µ
0
Inoculation and cultivation of
HUVEC.
(Human Umbilical Vein Endothelial Cell)
Wash out with new medium.
Method
Extent of cell adhesion effects on;
1) Cell viability
2) Cell growth
3) Cell differentiation
RCP is more effective than bovine
gelatin for cell adhesion.
Results
Coat the material on culture dishes.
(RCP or bovine gelatin)
RCP
RCP
Bovine Gelatin
Bovine Gelatin
g/well)

FUJIFILM

cellnest
FUJIFILM
cellnest
FUJIFILM

cellnest

Various Formulations (Engineering Aptitude)
Various Formulations (Engineering Aptitude)
Film
RCP
Lyophilized
1mm
Lyophilized Solution
Hydro-gel
Sponge
Reagent
Micro-Piece
Micro-Sphere
polydisperse
smooth surface
monodisperse
rough surface
monodisperse
smooth surface
Macro    porous
Launched as
Cell culture
With
Micro-Piece
50-100 µ
_

RCP Mosaic Cell Cluster (CellSaic)
RCP Mosaic Cell Cluster (CellSaic)
50um
Scaffold: RCP micro-block
Cell:hMSC
100 µ m
Mixed culture
100 µ
m
HE staining
RCP mosaic cell cluster
RCP RCP
Cell
Conventional spheroid
Cell death
(central necrosis)
Mixed culture of
cell clusters
CellSaic CellSaic

26 1.5 cm 1 mm hMSC Thickness 1.2 mm HE staining Rat Skeletal Myoblast 4mm 4mm 3mm 1 mm Rat Cardiomyocyte Regenerating Larger Tissue by CellSaic Regenerating Larger Tissue by CellSaic

FUJIFILM

FUJIFILM Diosynth biotechnologies

Defect
Regenerate bone

High Safety High Safety
100% free from animal derived material
Non toxic sequence of human type I collagen
High Efficacy High Efficacy
High cell adhesiveness: enriched RGD sequence
Bioabsorbable and biodegradable
Fujifilm developed highly safe and effective new material for regenerative medicine.
High Flexibility High Flexibility
Flexible to formulate into various forms
such as sponges, granules, film and microsphere
High Quality High Quality
Pharmaceutical grade quality produced in
a GMP-compliant biopharmaceutical facility
Cross-sectional image of the rat’s calvarial bone a month
later after transplant (H&E stain).
Implanted RCP as a scaffold, regenerated bone in several
weeks.
Summary of RCP
Summary of RCP

J-TEC carries regenerative medicinal products which are authorized in Japan.
Autologous
Cultured Epidermis
(JACE)
Autologous
Cultured Cartilage
(JACC)
Cultured
Corneal Epithelium
LabCyte
Products
Revenue
FY 2013
JPY 801million JPY 52million JPY 73million JPY 80million
Indication Burn
Cartilage defect
Limbal stem
cell deficiency
Cultured human tissue
for R&D use
Status
Authorized : 2007 Oct
Insurance : 2009 Jan
Authorized : 2012 Jul
Insurance : 2013 Apr
In discussion with PMDA
(Outsourced by NIDEK)
Non regulated products
J-TEC has extensive capability in cell culturing.
Fujifilm runs several investigational study of regenerative
medicine projects with J-TEC. (critical limb ischemia etc.)
J-TEC became a subsidiary of FUJIFILM at the end of 2014.
Our Subsidiary, Japan Tissue Engineering
Our Subsidiary, Japan Tissue Engineering

Strengths and Characteristics of Fujifilm Group
Strengths and Characteristics of Fujifilm Group
Cells
Three main pillars of Three main pillars of
regenerative medicine regenerative medicine
Created first regenerative medicine
products in Japan
Autologous cultured
epidermis
Autologous
cultured cartilage
Scaffold Scaffold
(extracellular matrix )
2007 2007 2012 2012
(intercellular signaling compound)
Cytokines
Petaloid: meaning “petal-like”
Request Request
item item
R&D, R&D,
Clinical Trials Clinical Trials
Manufacture Manufacture
Inspection Inspection
Sales Sales Use Use
GVP
GQP
GPSP
GCTP
GQP
GLP, GCP
Application for
Drug approval
Post-marketing care
Feedback
Quality Management System supported by experience
Realization of non-animal derived
scaffolding material
1cm 1cm
Granules Granules Sponge Sponge
Engineering Technology Engineering Technology
3D Cell Structure
“Cellsaic”
Highly Functional Highly Functional
Material Technology Material Technology
Yeast
RCP Gene
Introduction
Lyophilized
RCP
×
×
High Added Value High Added Value
Cultivate,
Refine
Microscopic
Petaloid Pieces
Combine Combine
with Cells with Cells

FUJIFILM

FUJIFILM
Diosynth
biotechnologies
FUJIFILM
FUJIFILM
FUJIFILM
Diosynth
biotechnologies

Fujifilm’s Group Companies
Fujifilm’s Group Companies
FUJIFILM Diosynth Biotechnologies UK
FUJIFILM Diosynth Biotechnologies US
Fujifilm is expanding regenerative medicine business platform worldwide.
J-TEC (Japan Tissue Engineering)
FUJIFILM Tissue Engineering Co.
Biologics CMO
Biologics CMO
To develop
cultured epidermis
Developing RCP
Developing RM
products
Tilburg Research Laboratory
Research Laboratory
Business Development Office
FUJIFILM Diosynth Biotechnologies TX
Biologics CMO

31 4. Fujifilm Policy for Regenerative Medicine 4. Fujifilm Policy for Regenerative Medicine

Self-organization Structuring /Ordering
Simulated
Bioorganism
Structuring Low molecule
compound
Single cell
Single cell type
tissue:
Heart (myocardium),
Nerves,
Skin (epithelium),
Cartilage
Organs comprising
various cell types:
Liver
Pancreas
Kidneys
Low Molecule Drugs
Organ Regeneration
Therapy
Biopharmaceuticals
Cell Therapy / Tissue
Regeneration Therapy
Biopolymer
Insulin, Antibody
Use natural healing properties of bioorganisms
Acts on a bioorganism
Candesartan
(angiotensin II
receptor antagonist)
MW:  <1,000
Size: 3-4 nm
Size: 3-4 µm to 3-4cm
Cell
Size: 3-4 cm
organ
Insulin
Antibody
MW: order of 10 3 to 10 5
Size: 1 to 10 nm
Extracellular matrix
Symptomatic
Treatment
Curative
Therapy
Fujifilm Group Goals in Regenerative Medicine
Fujifilm Group Goals in Regenerative Medicine
Single Low Molecule
Single Target
«Non-interactive»
Single Polymer
Single/Multiple Targets
«Non-interactive»
Single Cell / Tissue
Body Tissue
Multiple Cells / Organ
Body Tissue
«Interactive»
«Interactive»
First Wall
Second Wall

Significance of Efforts in Regenerative Medicine
Significance of Efforts in Regenerative Medicine
Drug Discovery
Legal Reform
Legal Reform
Technical
Technical
Advancements
Advancements
Regenerative Medicine
Unmet Medical Needs
Age-related
macular
degeneration
Severe heart
failure
Strokes
iPS Cell
Spinal Cord
Injuries
Diabetes
· · · ·

FUJIFILM

Regenerative Medicine
Utilizing somatic cells and stem cells
J-TEC
Autologous cultured epidermis
Autologous cultured cartilage
ジェイス
自家培養表皮
ジャック
Using iPS cells
Heart
Brain
Liver
Pancreas
Kidneys
Technology application
3D cell structure technology
• Isolator
• Incubator
• Automated Culture Apparatus
• Cell sorters, etc.
Devices
Scaffolding material (RCP)
FUJIFILM
Consumables
• Contract Cell Culture
• Cell Banking
• Cell Transport
• Contract Quality Control
Services
iPS cells
Cellular Dynamics international
Drug discovery
Related fields
Early commercialization

Fujifilm’s Regenerative Medicine Fujifilm’s Regenerative Medicine Initiatives Initiatives RCP : Recombinant peptide 34

FUJIFILM

New Drug Development Process Thus Far
Drug Discovery Research (R)
Clinical Developments (D)
Identify/Confirm Target Molecules
Search/ Optimize Leads
Narrow down development products, Preclinical
Phase I (Clinical pharmacology)
Phase II (Search/ Verify)
Phase III (Verify)
Build evaluation system. Evaluate target.
Screening in vitro/in vivo
Pharmacology/Dynamic Toxicity/GLP Safety
Pharmocokinetic Safety
Effective Dosage and Administration
Effectiveness Safety
Human Cell Testing Animal Testing
Animal Cell Testing /Animal Testing
Animal Testing
Human Trials (Healthy Subjects)
Human Trials (Patients)
Human Trials (Patients)
Pharmaceutical Laws, Regulations
Replacement
hERG Testing
Human QT Extension Testing
Effective Patient Screening
New Drug Development Process of the Future
Normal human iPSC derived cells
iCell® Products
Cellular Dynamics international
Shorter period for new drug development.
Reduction in new drug development costs.
Improved probability of new drug development.
Innovation
Disease-specific human iPSC derived cells
MyCell® Products

35 Drug Discovery Innovation through Human iPS Cells Drug Discovery Innovation through Human iPS Cells

FUJIFILM

Merging University of Wisconsin-Madison's iPS cell technology with CDI's unique iPS cell culturing technology

- ❑ Patent portfolio includes over 800 entities (includes licences and pending patents)
- ❑ Awarded US patent covering automated production of iPSC'c

Rich product line from iPS cell-derived differentiated cells

- ❑ Ready made iCell©: 12 types (incl. prototypes) such as cardiomyocytes, neurons, endothelial cells, dopaminergic neurons, hepatocytes
- ❑ Custom made MyCell©: reprogramming, genetic engineering, and cell differentiation

Pioneer in iPS cell banking

- ❑ Currently contracted to establish and bank iPS cells from over 3000 people via CIRM (USA)[*1]
- ❑ 2 cGMP HLA superdonor iPSC lines established

Applying iPS cells to Cell Therapy

- ❑ 12 types of iPS cell-derived differentiated cells can be used to treat over 50 diseases
- ❑ Providing US NEI[*2] with retinal pigmented cells for preclinical studies in the treatment of age-related macular degeneration

36 Strengths and Features of CDI *1 : California Institute for Regenerative Medicine *2 : National Eye Institute

FUJIFILM

FUJIFILM
J·TEC
Cellular
Dynamics
International

→

Anticipated Technology Synergy
Anticipated Technology Synergy
1
2
3
1
3
2
Extracellular matrix
Engineering Technology
Reprograming/
differentiation
iPS cells
Quality management
Somatic cell/Stem cell
FUJIFILM & CDI: Expand drug discovery support
J-TEC & CDI : Development of contract cell culturing
FUJIFILM & CDI &
J-TEC:
Organ regeneration R&D
Combined with FUJIFILM’s extracellular matrix
(Recombinant Peptide: RCP) enhanced performance
materials can be used to create 3D structures, expanding
drug discovery opportunities.
Together with quality management systems (GCTP/GQP,
etc.) nurtured through J-TEC’s regenerative products, iPS
cell banking and contract cell culturing for use in cell therapy.
Combine technology from these 3 companies and develop organ
regenerative treatments enabling transplantation of a 3D cell structured organ mimic.
technologies developed during drug discovery support will flow back to regenerative medicine.

38 Finally Finally

We will use leading-edge, proprietary technologies
to provide top-quality products and services
that contribute to the advancement of
culture, science, technology and industry,
as well as
improved health and environmental protection in society.
Our overarching aim is
to help enhance the quality of life of people worldwide.
Fujifilm Group Corporate Philosophy

40 Thank you for your attention. Thank you for your attention. We are proud of your excellent people We are proud of your excellent people and cutting-edge technologies. and cutting-edge technologies.

41